Exhibit 99.1

Cobra Acquisitions LLC Announces
Receipt of $18.4 Million From PREPA

OKLAHOMA CITY – October 21, 2024 – Cobra Acquisitions LLC (“Cobra”), a wholly owned subsidiary of Mammoth Energy Services, Inc. (“Mammoth” or the “Company”) (NASDAQ: TUSK), today announced the receipt of $18.4 million from the Puerto Rico Electric Power Authority (“PREPA”) in accordance with the previously announced Settlement Agreement.

Arty Straehla, Chief Executive Officer, commented, “We are pleased to have received the next installment payment under our Settlement Agreement with PREPA and look forward to receiving the final installment of $20 million upon the confirmation of PREPA’s plan of adjustment in their bankruptcy proceedings. We maintain a significant cash position on our balance sheet, no debt, and we will take a meticulous and strategic approach when deploying this capital. We intend to pursue accretive, value-enhancing opportunities as we strive to strengthen Mammoth for the future.”

In relation to the receipt of the $18.4 million from PREPA, Mammoth entered into (i) an amendment to its revolving credit agreement (the “Credit Agreement Amendment”) and (ii) a letter of credit reimbursement agreement (the “Reimbursement Agreement”), each with Fifth Third Bank, National Association (“Fifth Third Bank”). The Credit Agreement Amendment permits the transactions contemplated by the Reimbursement Agreement, including the issuance of one or more letters of credit to satisfy Cobra’s obligations under the Settlement Agreement. Under the terms of the Reimbursement Agreement, the Company agreed to hold cash funds totaling at least 105% of the stated amount of all letters of credit issued pursuant to the Reimbursement Agreement in an account maintained by Fifth Third Bank and to which Fifth Third Bank has a first priority security interest. In connection with the receipt of the $18.4 million from PREPA, Cobra instructed Fifth Third Bank to issue a letter of credit to PREPA under the Reimbursement Agreement in the amount of $18.4 million and transferred a total of $19.3 million to a restricted cash account maintained by Fifth Third Bank as collateral for the letter of credit.

Under the terms of the Settlement Agreement, which was approved by the United States District Court for the District of Puerto Rico having jurisdiction over PREPA’s bankruptcy proceedings, Cobra is entitled to receive total settlement proceeds of $188.4 million. Of the $188.4 million, Cobra has received $168.4 million. The remaining $20 million is payable to Cobra within seven days following the effective date of PREPA’s plan of adjustment.
About Mammoth Energy Services, Inc.
Mammoth is an integrated, growth-oriented energy services company focused on the providing products and services to enable the exploration and development of North American onshore unconventional oil and natural gas reserves as well as the construction and repair of the electric grid for private utilities, public investor-owned utilities and co-operative utilities through its infrastructure services businesses. Mammoth’s suite of services and products include: well completion services, infrastructure services, natural sand and proppant services, drilling services and other energy services. For more information, please visit www.mammothenergy.com.

Contacts:
Mark Layton, CFO
Mammoth Energy Services, Inc
investors@mammothenergy.com

Rick Black / Ken Dennard
Dennard Lascar Investor Relations
TUSK@dennardlascar.com

Forward-Looking Statements and Cautionary Statements
This news release (and any oral statements made regarding the subjects of this release, including on the conference call announced herein) contains certain statements and information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts that address activities, events or developments that Mammoth expects, believes or anticipates will or may occur in the future are forward-looking statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “plan,” “estimate,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “potential,” “would,” “may,” “probable,” “likely” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this news release specifically include statements, estimates and projections regarding the Company’s business outlook and plans, future financial position, liquidity and capital resources, operations, performance, acquisitions, returns, capital expenditure budgets, plans for stock repurchases under its stock repurchase program, costs and other guidance regarding future developments. Forward-looking statements are not assurances of future performance. These forward-looking statements are based on management’s current expectations and beliefs, forecasts for the Company’s existing operations, experience and perception of historical trends, current conditions, anticipated future developments and their effect on Mammoth, and other factors believed to be appropriate. Although management believes that the expectations and assumptions reflected in these forward-looking statements are reasonable as and when made, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all). Moreover, the Company’s forward-looking statements are subject to significant risks and uncertainties, including those described in its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings it makes with the SEC, including those relating to the Company’s acquisitions and contracts, many of which are beyond the Company’s control, which may cause actual results to differ materially from historical experience and present expectations or projections which are implied or expressed by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: demand for our services; the volatility of oil and natural gas prices and actions by OPEC members and other exporting nations affecting commodities prices and production levels; the impact of the war in Ukraine and the Israel-Hamas war on the global energy and capital markets and global stability; performance of contracts and supply chain disruptions; inflationary pressures; higher interest rates and their impact on the cost of capital; instability in the banking and financial services sectors; the outcome of ongoing government investigations and other legal proceedings; the failure to receive or delays in receiving the remaining payments under the settlement agreement with PREPA; the Company’s inability to replace the prior levels of work in its business segments, including its infrastructure and well completion services segments; risks relating to economic conditions, including concerns over a potential economic slowdown or recession; impacts of the recent federal infrastructure bill on the infrastructure industry and our infrastructure services business; the loss of or interruption in operations of one or more of Mammoth’s significant suppliers or customers; the loss of management and/or crews; the outcome or settlement of our litigation matters and the effect on our financial condition and results of operations; the effects of government regulation, permitting and other legal requirements; operating risks; the adequacy of capital resources and liquidity; Mammoth's ability to comply with the applicable financial covenants and other terms and conditions under Mammoth's revolving credit facility; weather; natural disasters; litigation; volatility in commodity markets; competition in the oil and natural gas and infrastructure industries; and costs and availability of resources.

Investors are cautioned not to place undue reliance on any forward-looking statement which speaks only as of the date on which such statement is made. We undertake no obligation to correct, revise or update any forward-looking statement after the date such statement is made, whether as a result of new information, future events or otherwise, except as required by applicable law.

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